UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EXXON MOBIL CORPORATION 2024 Annual Meeting Vote by May 28, 2024 11:59 PM ET V44336-P05507 You invested in EXXON MOBIL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 29, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote Virtually at the Meeting* May 29, 2024 9:30 AM CT Virtually at: www.virtualshareholdermeeting.com/XOM2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

EXXON MOBIL CORPORATION

2024 Annual Meeting
Vote by May 28, 2024
11:59 PM ET

Voting Items		Board Recommends	Voting Options
1.	Election of Directors		
	Nominees:		
1a.	Michael J. Angelakis	For	For / Against / Abstain
1b.	Angela F. Braly	For	For / Against / Abstain
1c.	Gregory J. Goff	For	For / Against / Abstain
1d.	John D. Harris II	For	For / Against / Abstain
1e.	Kaisa H. Hietala	For	For / Against / Abstain
1f.	Joseph L. Hooley	For	For / Against / Abstain
1g.	Steven A. Kandarian	For	For / Against / Abstain
1h.	Alexander A. Karsner	For	For / Against / Abstain
1i.	Lawrence W. Kellner	For	For / Against / Abstain
1j.	Dina Powell McCormick	For	For / Against / Abstain
1k.	Jeffrey W. Ubben	For	For / Against / Abstain
1l.	Darren W. Woods	For	For / Against / Abstain
2.	Ratification of Independent Auditors	For	For / Against / Abstain
3.	Advisory Vote to Approve Executive Compensation	For	For / Against / Abstain
4.	Revisit Executive Pay Incentives for GHG Emission Reductions	Against	For / Against / Abstain
5.	Additional Pay Report on Gender and Racial Basis	Against	For / Against / Abstain
6.	Report on Plastic Production Under SCS Scenario	Against	For / Against / Abstain
7.	Additional Social Impact Report	Against	For / Against / Abstain

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature Date

V44337-P05507